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                                                                   EXHIBIT 10(a)




                                PROPOSED FORM OF

                                ESCROW AGREEMENT

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                                                                   EXHIBIT 10(a)

                          ATLAS AMERICA PUBLIC #10 LTD.

                                ESCROW AGREEMENT


       THIS AGREEMENT, made to be effective as of the _____ day of _________, 2001, by and among Atlas Resources, Inc., a Pennsylvania corporation (the "Managing General Partner"), Anthem Securities, Inc., a Pennsylvania corporation ("Anthem"), Bryan Funding, Inc., a Pennsylvania corporation ("Bryan Funding"), collectively Anthem and Bryan Funding are referred to as the "Dealer-Manager," Atlas America Public #10 Ltd., a Pennsylvania limited partnership (the "Partnership") and National City Bank of Pennsylvania, Pittsburgh, Pennsylvania, as escrow agent (the "Escrow Agent").

                                   WITNESSETH:

       WHEREAS, the Partnership intends to offer publicly for sale to qualified investors (the "Investors") up to 2,500 limited partnership interests in the Partnership (the "Units"); and

       WHEREAS, each Investor will be required to pay his subscription in full on subscribing ($10,000 per Unit, however, the Managing General Partner, in its discretion, may accept one-half Unit ($5,000) subscriptions, with larger subscriptions permitted in $1,000 increments), by check, draft or money order except that the Managing General Partner, its officers, directors and Affiliates, and Investors who buy Units through the officers and directors of the Managing General Partner may subscribe to Units for a subscription price reduced by the 2.5% Dealer-Manager fee, the 7.0% Sales Commission, the .5% reimbursement of marketing expenses and the .5% reimbursement of the Selling Agents' (as that term is defined below) bona fide accountable due diligence expenses which will not be paid. Also, registered investment advisors and their clients and Selling Agents and their registered representatives and principals may subscribe to Units for a subscription price reduced by the 7.0% Sales Commission, the .5% reimbursement of marketing expenses and the .5% bona fide reimbursement of the Selling Agents' accountable due diligence expenses, which will not be paid, although their subscription price will not be reduced by the 2.5% Dealer-Manager fee which will be paid (the "Subscription Proceeds"); and

       WHEREAS, the Managing General Partner and Anthem have executed an agreement ("Anthem Dealer-Manager Agreement") under which Anthem will solicit subscriptions for Units in all states other than Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Anthem has been authorized to select certain members in good standing of the National Association of Securities Dealers, Inc. ("NASD") to participate in the offering of the Units ("Selling Agents"); and

       WHEREAS, the Managing General Partner and Bryan Funding have executed an agreement ("Bryan Funding Dealer-Manager Agreement") under which Bryan Funding will solicit subscriptions for Units in the states of Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Bryan Funding has been authorized to select certain members in good standing of the NASD to participate in the offering of the Units ("Selling Agents"); and

       WHEREAS, the Anthem Dealer-Manager Agreement and the Bryan Funding Dealer-Manager Agreement, collectively referred to as the "Dealer-Manager Agreement," provide for compensation to participate in the offering

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of the Units, subject to the exceptions set forth above for certain Investors, which compensation includes, but is not limited to, for each Unit sold:

       (i)   a 2.5% Dealer-Manager fee;

       (ii)  a 7.0% Sales Commission;

       (iii) a .5% reimbursement of marketing expenses; and

       (iv) a .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses;

all or a portion of which will be reallowed to the Selling Agents and wholesalers; and

       WHEREAS, under the terms of the Dealer-Manager Agreement the Subscription Proceeds are required to be held in escrow subject to the receipt and acceptance by the Managing General Partner of the minimum Subscription Proceeds of $1,000,000, excluding any optional subscription by the Managing General Partner, its officers, directors and Affiliates and the subscription discounts set forth above; and

       WHEREAS, the Units may also be offered and sold by the officers and directors of the Managing General Partner without receiving a Sales Commission or other compensation on their sales; and

       WHEREAS, no subscriptions to the Partnership will be accepted after receipt of the maximum Subscription Proceeds of $25,000,000 or December 31, 2001, whichever event occurs first (the "Offering Termination Date"); and

       WHEREAS, to facilitate compliance with the terms of the Dealer-Manager Agreement and Rule 15c2-4 adopted under the Securities Exchange Act of 1934 the Managing General Partner and the Dealer-Manager desire to have the Subscription Proceeds deposited with the Escrow Agent and the Escrow Agent desires to hold the Subscription Proceeds under the terms and conditions set forth in this Agreement;

       NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

 1. APPOINTMENT OF ESCROW AGENT. The Managing General Partner, the Partnership and the Dealer-Manager appoint Escrow Agent as the escrow agent to receive and to hold the Subscription Proceeds deposited with Escrow Agent by the Dealer-Manager and the Managing General Partner under this Agreement and Escrow Agent agrees to serve in such capacity during the term and based on the provisions of this Agreement.

 2. DEPOSIT OF SUBSCRIPTION PROCEEDS. Pending receipt of the minimum Subscription Proceeds of $1,000,000, the Dealer-Manager and the Managing General Partner shall deposit the Subscription Proceeds of each Investor to whom they sell Units with the Escrow Agent and shall deliver to the Escrow Agent a copy of the Subscription Agreement of each Investor. Payment for each subscription for Units shall be in the form of a check made payable to "Atlas America Public #10 Ltd., Escrow Agent, National City Bank of PA." The Escrow Agent shall deliver a receipt to either:

       (a) Anthem and the Managing General Partner for each deposit of Subscription Proceeds made under this Agreement by Anthem;

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       (b)   Bryan Funding and the Managing General Partner for each deposit of subscription proceeds made under this Agreement by Bryan Funding;
             or

       (c) the Managing General Partner for each deposit of Subscription Proceeds made under this Agreement by the Managing General Partner.

3. INVESTMENT OF SUBSCRIPTION PROCEEDS. The Subscription Proceeds shall be deposited in an interest bearing account maintained by the Escrow Agent entitled "Armada Government Fund."

       Subscription Proceeds may be temporarily invested by the Escrow Agent only in income producing short-term, highly liquid investments secured by the United States government where there is appropriate safety of principal, such as U.S. Treasury Bills. The interest earned shall be added to the Subscription Proceeds and disbursed in accordance with the provisions of paragraph 4 or 5 of this Agreement, as the case may be.

4.     DISTRIBUTION OF SUBSCRIPTION PROCEEDS. If the Escrow Agent:

       (a) receives written notice from an authorized officer of the Managing General Partner that at least the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner; and

       (b) determines that Subscription Proceeds for at least $1,000,000 have cleared the banking system and are good;

       then the Escrow Agent shall promptly release and distribute to the Managing General Partner the escrowed Subscription Proceeds which have cleared the banking system and are good plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in an escrow account.

       Any remaining Subscription Proceeds, plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in an escrow account shall be promptly released and distributed to the Managing General Partner by the Escrow Agent as the Subscription Proceeds clear the banking system and become good.

5. SEPARATE PARTNERSHIP ACCOUNT. During the continuation of the offering after the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, and before the Offering Termination Date, any additional Subscription Proceeds may be deposited by the Dealer-Manager or the Managing General Partner directly in a separate Partnership account which shall not be subject to the terms of this Agreement.

6.     DISTRIBUTIONS TO SUBSCRIBERS.

       (a) If the Partnership is not funded as contemplated because less than the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner by twelve p.m. (noon), local time, on December 31, 2001, or for any other reason, then the Managing General Partner shall so notify the Escrow Agent, and the Escrow Agent promptly shall distribute to each Investor a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned thereon while held by the Escrow Agent in an escrow account.

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       (b)   If a subscription for Units submitted by an Investor is rejected by the Managing General Partner for any reason after the Subscription Proceeds relating to the subscription have been deposited with the Escrow Agent, then the Managing General Partner promptly shall notify the Escrow Agent of the rejection, and the Escrow Agent shall promptly distribute to the Investor a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned thereon while held by the Escrow Agent in an escrow account.

7. COMPENSATION AND EXPENSES OF ESCROW AGENT. The Managing General Partner shall be solely responsible for and shall pay the compensation of the Escrow Agent for its services under this Agreement, as provided in Appendix 1 to this Agreement and made a part of this Agreement, and the charges, expenses (including any reasonable attorneys' fees), and other out-of-pocket expenses incurred by the Escrow Agent in connection with the administration of the provisions of this Agreement. The Escrow Agent shall have no lien on the Subscription Proceeds deposited in an escrow account unless and until the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, at which time the Escrow Agent shall have, and is hereby granted, a prior lien on any property, cash, or assets held under this Agreement, with respect to its unpaid compensation and nonreimbursed expenses, superior to the interests of any other persons or entities.

8. DUTIES OF ESCROW AGENT. The Escrow Agent shall not be obligated to accept any notice, make any delivery, or take any other action under this Escrow Agreement unless the notice or request or demand for delivery or other action is in writing and given or made by the party given the right or charged with the obligation under this Escrow Agreement to give the notice or to make the request or demand. In no event shall the Escrow Agent be obligated to accept any notice, request, or demand from anyone other than the Managing General Partner or the Dealer-Manager.

9. LIABILITY OF ESCROW AGENT. The Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed in this Agreement in carrying out or executing the purposes and intent of this Agreement. However, nothing in this Agreement shall relieve the Escrow Agent from liability arising out of its own willful misconduct or gross negligence. Escrow Agent's duties and obligations under this Agreement shall be entirely administrative and not discretionary. Escrow Agent shall not be liable to any party to this Agreement or to any third party as a result of any action or omission taken or made by Escrow Agent in good faith. The parties to this Agreement will indemnify Escrow Agent, hold Escrow Agent harmless, and reimburse Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses (including reasonable attorney's fees) Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement. If any legal questions arise concerning Escrow Agent's duties and obligations under this Agreement, Escrow Agent may consult with its counsel and rely without liability on written opinions given to it by its counsel.

       The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, authorization, or other paper or document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be.

       If there is any disagreement between any of the parties to this Agreement, or between them or any of them and any other person, resulting in adverse claims or demands being made in connection with this Agreement, or if Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, Escrow Agent may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action under this Agreement, so long as the disagreement continues or the doubt exists. In

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       any such event, Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act and Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved.

       National City Bank of Pennsylvania is acting solely as Escrow Agent and is not a party to, nor has it reviewed or approved any agreement or matter of background related to this Agreement, other than this Agreement itself, and has assumed, without investigation, the authority of the individuals executing this Agreement to be so authorized on behalf of the party or parties involved.

10. RESIGNATION OR REMOVAL OF ESCROW AGENT. The Escrow Agent may resign as such following the giving of thirty days' prior written notice to the other parties to this Agreement. Similarly, the Escrow Agent may be removed and replaced following the giving of thirty days' prior written notice to the Escrow Agent by the other parties to this Agreement.

       In either event, the duties of the Escrow Agent shall terminate thirty days after the date of such notice (or as of any earlier date as may be mutually agreeable); and the Escrow Agent shall then deliver the balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in an escrow account) in its possession to a successor escrow agent as shall be appointed by the other parties to this Agreement as evidenced by a written notice filed with the Escrow Agent. If the other parties to this Agreement are unable to agree on a successor or shall have failed to appoint a successor before the expiration of thirty days following the date of the notice of resignation or removal, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Agreement.

       On acknowledgment by any successor escrow agent of the receipt of the then remaining balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in an escrow account), the then acting Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

11. TERMINATION. This Agreement shall terminate and the Escrow Agent shall have no further obligation with respect to this Agreement on the occurrence of the distribution of all Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in an escrow account) as contemplated by this Agreement or on the written consent of all the parties to this Agreement.

12. NOTICE. Any notices or instructions, or both, to be given under this Agreement shall be validly given if set forth in writing and mailed by certified mail, return receipt requested, as follows:

       IF TO THE ESCROW AGENT:

              National City Bank of Pennsylvania
              Corporate Trust Department
              National City Center LOC 25-166
              Pittsburgh, Pennsylvania 15222-4802

              Attention:    Mr. John C. Hoffman, Assistant Vice President

              Phone: (412) 644-8401
              Facsimile: (412) 644-7971

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       IF TO THE MANAGING GENERAL PARTNER:

              Atlas Resources, Inc.
              311 Rouser Road
              P.O. Box 611
              Moon Township, Pennsylvania 15108

              Attention:    Jack L. Hollander

              Phone: (412) 262-2830
              Facsimile: (412) 262-2820

       IF TO ANTHEM:

              Anthem Securities, Inc.
              311 Rouser Road
              P.O. Box 926
              Coraopolis, Pennsylvania 15108

              Attention:  John S. Coffey

              Phone: (412) 262-1680
              Facsimile: (412) 262-7430

       IF TO BRYAN FUNDING:

              Bryan Funding, Inc.
              393 Vanadium Road
              Pittsburgh, Pennsylvania 15243

              Attention:  Richard G. Bryan, Jr.

              Phone: (412) 276-9393
              Facsimile: (412) 276-9396

       Any party may designate any other address to which notices and instructions shall be sent by notice duly given in accordance with this Agreement.

13.    MISCELLANEOUS.

       (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

       (b) This Agreement is binding on and shall inure to the benefit of the undersigned and their respective successors and assigns.

       (c) This Agreement may be executed in multiple copies, each executed copy to serve as an original.

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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.


                                      NATIONAL CITY BANK OF PENNSYLVANIA
                                      As Escrow Agent


                                      By:
                                          --------------------------------------
                                          (Authorized Officer)



                                      ATLAS RESOURCES, INC.
                                      A Pennsylvania corporation

                                      By:
                                          --------------------------------------
                                          Jack L. Hollander, Vice President -
                                          Direct Participation Programs



                                     ANTHEM SECURITIES, INC.
                                     A Pennsylvania corporation

                                 By: /s/
                                     -------------------------------------------
                                     John S. Coffey, President


                                     BRYAN FUNDING, INC.
                                     A Pennsylvania corporation

                                 By:
                                     -------------------------------------------
                                     Richard G. Bryan, Jr., President



                                     ATLAS AMERICA PUBLIC #10 LTD.

                                     By: ATLAS RESOURCES, INC.
                                         Managing General Partner

                                     By:
                                         --------------------------------------
                                         Jack L. Hollander, Vice President -
                                         Direct Participation Programs

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                         APPENDIX I TO ESCROW AGREEMENT

                    COMPENSATION FOR SERVICES OF ESCROW AGENT


Escrow Agent annual fee per year or any part thereof                   $3,000.00

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